UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported):
May 3, 2010
LENNOX INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15149 (Commission File Number)	42-0991521 (IRS Employer Identification No.)
2140 Lake Park Blvd.
Richardson, Texas 75080
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (972) 497-5000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
          In connection with the offering of debt securities contemplated by the Amendment (as defined below) and the preliminary prospectus supplement filed with the Securities and Exchange Commission (the “Commission”) on the date hereof by Lennox International Inc. (the “Company”), the Company reiterates its 2010 guidance for adjusted earnings per share from continuing operations of $1.90-$2.30 and notes that any increase in interest expense associated with the offering is reflected in such guidance.
          The information set forth under this Item 7.01 is furnished and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference in any filing under the Securities Act of 1933.
Item 8.01 Other Events.
     Guarantor Financial Information
          On May 3, 2010, Lennox International Inc. (the “Company”) filed Post-Effective Amendment No. 1 (the “Amendment”) to its Registration Statement on Form S-3 (Registration No. 333-155796) with the Securities and Exchange Commission (the “Commission”), pursuant to which the Company may, from time to time, offer debt securities that are unconditionally guaranteed by certain of its domestic subsidiaries. In connection therewith, the Company is filing this Current Report on Form 8-K to provide supplemental guarantor financial information pursuant to Rule 3-10 under Regulation S-X.
          In particular, the Company is providing (1) an additional footnote, Note 27, “Condensed Consolidating Financial Statements,” to the Company’s audited consolidated financial statements as of December 31, 2009 and 2008 and for each of the fiscal years in the three-year period ended December 31, 2009, and (2) an additional footnote, Note 16, “Condensed Consolidating Financial Statements,” to the Company’s unaudited consolidated financial statements as of March 31, 2010 and December 31, 2009 and for the three months ended March 31, 2010 and 2009. The additional footnotes are filed as Exhibits 99.1 and 99.2 hereto, respectively, and are incorporated herein by reference.
     Supplemental Information
          In connection with the filing of the Amendment, the Company is also filing this Current Report on Form 8-K to disclose certain supplemental information and financial data (the “Supplemental Information”) regarding the Company. The Supplemental Information is filed as Exhibit 99.3 hereto and is incorporated herein by reference.
*******
          This Current Report on Form 8-K is being filed only for the purposes described herein. All other information in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (the “Form 10-K”) and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2010 (the “Form 10-Q”) remains unchanged. This Current Report on Form 8-K does not modify or update the disclosures therein, nor does it reflect any subsequent information or events, other than the inclusion of the supplemental guarantor financial information. This Current Report on Form 8-K should be read in conjunction with the Form 10-K and the Form 10-Q and the Company’s other filings with the Commission.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

EXHIBIT
NUMBER	DESCRIPTION
23.1	Consent of KPMG LLP.

99.1	Updated historical financial information of Lennox International, Inc. and Subsidiaries as of December 31, 2009 and 2008 and for each of the fiscal years in the three-year period ended December 31, 2009.

99.2	Updated historical financial information of Lennox International, Inc. and Subsidiaries as of March 31, 2010 and December 31, 2009 and for the three months ended March 31, 2010 and 2009.

99.3	Supplemental Information.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENNOX INTERNATIONAL INC.
	By:	/s/ Roy A. Rumbough Jr.
		Name:	Roy A. Rumbough Jr.
Dated: May 3, 2010		Title:	Vice President, Controller and Chief Accounting Officer